Exhibit 99.4

January 2016

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder

SVP / Investor Relations

(513) 534-8424

Yearly Data	Years Ended December 31,
	2015	2014	2013	2012	2011
Ratios (percent)
Return on average assets	1.22	1.12	1.48	1.34	1.15
Return on average common equity	11.3	10.0	13.1	11.6	9.0
Average total Bancorp shareholders’ equity as a percent of average assets	11.32	11.59	11.56	11.65	11.41
Net interest margin(a)	2.88	3.10	3.32	3.55	3.66
Efficiency(a)	57.6	61.1	58.2	61.7	62.3
Net losses charged-off as a percent of average portfolio loans and leases	0.48	0.64	0.58	0.85	1.49
ALLL as a percent of portfolio loans and leases	1.37	1.47	1.79	2.16	2.78
Allowance for credit losses as a percent of portfolio loans and leases	1.52	1.62	1.97	2.37	3.01
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	0.70	0.82	1.10	1.49	2.23
Allowance for loan and lease losses as a percent of nonperforming assets(b)	197	178	161	144	124
Allowance for credit losses as a percent of nonperforming assets(b)	218	196	178	158	134
Common Share Data
Earnings per share—basic	$2.03	$1.68	$2.05	$1.69	$1.20
Earnings per share—diluted	$2.01	$1.66	$2.02	$1.66	$1.18
Cash dividends per common share	0.52	0.51	0.47	0.36	0.28
Book value per share	18.48	17.35	15.85	15.10	13.92
Common shares outstanding, excluding treasury	785,080,314	824,046,952	855,305,745	882,152,057	919,804,436
Market price per share:
High	$21.71	$23.39	$21.04	$16.16	$15.75
Low	17.22	17.74	15.35	12.04	9.13
End of period	20.10	20.38	21.03	15.20	12.72
Supplemental Data
Common dividends declared ($ in millions)	$417	$427	$407	$325	$257
Full-time equivalent employees	18,261	18,351	19,446	20,798	21,334
Banking centers	1,254	1,302	1,320	1,325	1,316
ATMs	2,593	2,638	2,586	2,415	2,425

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Yearly Data	Years Ended December 31,
	2015	2014	2013	2012	2011
Income Statement ($ in millions)
Interest income (FTE)	$4,049	$4,051	$3,993	$4,125	$4,236
Interest expense	495	451	412	512	661

Net interest income (FTE)	3,554	3,600	3,581	3,613	3,575
Provision for loan and lease losses	396	315	229	303	423
Noninterest income:
Service charges on deposits	563	560	549	522	520
Corporate banking revenue	384	430	400	413	350
Mortgage banking net revenue	348	310	700	845	597
Investment advisory revenue	418	407	393	374	375
Card and processing revenue	302	295	272	253	308
Other noninterest income	979	450	879	574	250
Securities gains, net	9	21	21	15	46
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	—	13	3	9

Total noninterest income	3,003	2,473	3,227	2,999	2,455
Noninterest expense:
Salaries, wages and incentives	1,525	1,449	1,581	1,607	1,478
Employee benefits	323	334	357	371	330
Net occupancy expense	321	313	307	302	305
Technology and communications	224	212	204	196	188
Equipment expense	124	121	114	110	113
Card and processing expense	153	141	134	121	120
Other noninterest expense	1,105	1,139	1,264	1,374	1,224

Total noninterest expense	3,775	3,709	3,961	4,081	3,758
Income before income taxes (FTE)	2,386	2,049	2,618	2,228	1,849
Taxable equivalent adjustment	21	21	20	18	18

Income before income taxes	2,365	2,028	2,598	2,210	1,831
Applicable income tax	659	545	772	636	533

Net income	$1,706	$1,483	$1,826	$1,574	$1,298
Less: Net income attributable to noncontrolling interests	(6)	2	(10)	(2)	1

Net income attributable to Bancorp	$1,712	$1,481	$1,836	$1,576	$1,297
Dividends on preferred stock	75	67	37	35	203

Net income available to common shareholders	$1,637	$1,414	$1,799	$1,541	$1,094

	Basel III Transitional	Basel I
Regulatory Capital Data ($ in millions)(a)
CET1 capital	11,917	N/A	N/A	N/A	N/A
Additional tier I capital	1,343	N/A	N/A	N/A	N/A

Tier I capital	$13,260	$12,764	$12,094	$11,685	$12,503
Tier II capital	3,874	4,131	4,337	4,126	4,373

Total regulatory capital	$17,134	$16,895	$16,431	$15,811	$16,876

Risk-weighted assets	$121,264(b)	$117,878	$115,969	$109,301	$104,219

CET1 capital ratio	9.83%(b)	N/A	N/A	N/A	N/A
Tier I risk-based capital ratio	10.93%(b)	10.83%	10.43%	10.69%	12.00%
Total risk-based capital ratio	14.13%(b)	14.33%	14.17%	14.47%	16.19%
Tier I leverage ratio	9.54%	9.66%	9.73%	10.15%	11.25%
Tier I common equity ratio	N/A	9.65%(c)	9.45%(c)	9.54%(c)	9.41%(c)
CET1 capital ratio (fully phased-in)	9.73%(b)(c)	N/A	N/A	N/A	N/A

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a Non-GAAP measure.

Yearly Data	Years Ended December 31,
	2015	2014	2013	2012	2011
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,540	$3,091	$3,178	$2,441	$2,663
Available-for-sale and other securities	29,044	22,408	18,597	15,207	15,362
Held-to-maturity securities	70	187	208	284	322
Trading securities	386	360	343	207	177
Other short-term investments	2,671	7,914	5,116	2,421	1,781

Total cash and securities	34,711	33,960	27,442	20,560	20,305
Loans held for sale	903	1,261	944	2,939	2,954
Portfolio loans and leases	92,582	90,084	88,614	85,782	81,018

Total loans and leases	93,485	91,345	89,558	88,721	83,972
Allowance for loan and lease losses	(1,272)	(1,322)	(1,582)	(1,854)	(2,255)
Bank premises and equipment	2,239	2,465	2,531	2,542	2,447
Operating lease equipment	707	728	730	581	497
Goodwill	2,416	2,416	2,416	2,416	2,417
Intangible assets	12	15	19	27	40
Servicing rights	785	858	971	697	681
Other real estate owned	137	217(a)	299(a)	320(a)	429(a)
Other assets	7,862	8,024	8,059	7,884	8,434

Total assets	$141,082	$138,706	$130,443	$121,894	$116,967

Liabilities
Deposits:
Demand	$36,267	$34,809	$32,634	$30,023	$27,600
Interest checking	26,768	26,800	25,875	24,477	20,392
Savings	14,601	15,051	17,045	19,879	21,756
Money market	18,494	17,083	11,644	6,875	4,989
Foreign office	464	1,114	1,976	885	3,250
Other time	4,019	3,960	3,530	4,015	4,638
Certificates—$100,000 and over	2,592	2,895	6,571	3,284	3,039
Other foreign office	—	—	—	79	46

Total deposits	103,205	101,712	99,275	89,517	85,710
Federal funds purchased	151	144	284	901	346
Other short-term borrowings	1,507	1,556	1,380	6,280	3,239
Other liabilities	4,505	4,662	5,245	4,347	4,739
Long-term debt	15,844	14,967	9,633	7,085	9,682

Total liabilities	125,212	123,041	115,817	108,130	103,716

Equity
Common and preferred equity	18,406	17,169	15,802	13,975	12,795
Net unrealized gains (losses):
Available-for-sale securities	238	475	121	412	485
Qualifying cash flow hedges	22	23	13	50	80
Accumulated other comprehensive income related to employee benefit plans	(63)	(69)	(52)	(87)	(95)
Treasury stock, at cost	(2,764)	(1,972)	(1,295)	(634)	(64)

Total Bancorp shareholders’ equity	15,839	15,626	14,589	13,716	13,201
Noncontrolling interests	31	39	37	48	50

Total equity	15,870	15,665	14,626	13,764	13,251

Total liabilities and equity	$141,082	$138,706	$130,443	$121,894	$116,967

Share Data
Preferred shares outstanding—Series G	—	—	—	16,450	16,450
Preferred shares outstanding—Series H	24,000	24,000	24,000	—	—
Preferred shares outstanding—Series I	18,000	18,000	18,000	—	—
Preferred shares outstanding—Series J	12,000	12,000	—	—	—
Common shares outstanding, excluding treasury	785,080,314	824,046,952	855,305,745	882,152,057	919,804,436
Treasury shares held	138,812,267	99,845,629	68,586,836	41,740,524	4,088,144

(a)	Includes OREO related to government insured loans. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria were reclassified to other receivables rather than OREO upon foreclosure.

Yearly Data
	Years Ended December 31,
	2015	2014	2013	2012	2011
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$93,339	$91,127	$89,093	$84,822	$80,214
Taxable securities	26,932	21,770	16,395	15,262	15,334
Tax exempt securities	55	53	49	57	103
Other short-term investments	3,258	3,043	2,417	1,495	2,031

Total interest-earning assets	123,584	115,993	107,954	101,636	97,682
Cash and due from banks	2,608	2,892	2,482	2,355	2,352
Other assets	15,212	14,539	15,053	15,695	15,335
Allowance for loan and lease losses	(1,293)	(1,481)	(1,757)	(2,072)	(2,703)

Total assets	$140,111	$131,943	$123,732	$117,614	$112,666

Liabilities
Interest-bearing liabilities:
Interest checking deposits	$26,160	$25,382	$23,582	$23,096	$18,707
Savings deposits	14,951	16,080	18,440	21,393	21,652
Money market deposits	18,152	14,670	9,467	4,903	5,154
Foreign office deposits	817	1,828	1,501	1,528	3,490
Other time deposits	4,051	3,762	3,760	4,306	6,260
Certificates—$100,000 and over	2,869	3,929	6,339	3,102	3,656
Other deposits	57	—	17	27	7
Federal funds purchased	920	458	503	560	345
Other short-term borrowings	1,721	1,873	3,024	4,246	2,777
Long-term debt	14,677	12,928	7,914	9,043	10,154

Total interest-bearing liabilities	84,375	80,910	74,547	72,204	72,202
Demand deposits	35,164	31,755	29,925	27,196	23,389
Other liabilities	4,672	3,950	4,917	4,462	4,189

Total liabilities	124,211	116,615	109,389	103,862	99,780
Equity	15,900	15,328	14,343	13,752	12,886

Total liabilities and equity	$140,111	$131,943	$123,732	$117,614	$112,666

Average loans and leases (excluding held for sale)	$92,423	$90,485	$86,950	$82,733	$78,533
Share Data:
Average common shares outstanding - basic	798,628,173	833,116,349	869,462,977	904,425,226	906,460,550
Average common shares outstanding - diluted	807,658,669	842,967,356	894,736,445	945,554,102	949,545,420

Yearly Data	Years Ended December 31,
	2015	2014	2013	2012	2011
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$42,151	$40,801	$39,347	$36,077	$30,828
Commercial mortgage loans	6,991	7,410	8,069	9,116	10,214
Commercial construction loans	3,214	2,071	1,041	707	1,037
Commercial leases	3,854	3,721	3,626	3,549	3,531

Total commercial loans and leases	56,210	54,003	52,083	49,449	45,610
Consumer:
Residential mortgage loans	14,424	13,582	13,570	14,873	13,474
Home equity	8,336	8,886	9,246	10,018	10,719
Automobile loans	11,497	12,037	11,984	11,972	11,827
Credit card	2,360	2,401	2,294	2,097	1,978
Other consumer loans and leases	658	436	381	312	364

Total consumer loans and leases	37,275	37,342	37,475	39,272	38,362

Total loans and leases	$93,485	$91,345	$89,558	$88,721	$83,972

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$42,594	$41,178	$37,770	$32,911	$28,546
Commercial mortgage loans	7,121	7,745	8,481	9,686	10,447
Commercial construction loans	2,717	1,492	793	835	1,740
Commercial leases	3,796	3,585	3,565	3,502	3,341

Total commercial loans and leases	56,228	54,000	50,609	46,934	44,074
Consumer:
Residential mortgage loans	13,798	13,344	14,428	13,370	11,318
Home equity	8,592	9,059	9,554	10,369	11,077
Automobile loans	11,847	12,068	12,021	11,849	11,352
Credit card	2,303	2,271	2,121	1,960	1,864
Other consumer loans and leases	571	385	360	340	529

Total consumer loans and leases	37,111	37,127	38,484	37,888	36,140

Total average loans and leases	$93,339	$91,127	$89,093	$84,822	$80,214

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$228	$269	$387	$665	$1,058
Nonaccrual loans held for sale	1	24	6	25	131
Restructured loans - (nonaccrual) held for sale	11	15	—	4	7
Restructured loans and leases (nonaccrual) portfolio	278	310	364	364	380
OREO and other repossessed property(a)	141	165	229	257	378

Total nonperforming assets	$659	$783	$986	$1,315	$1,954

Ninety days past due loans and leases	$75	$87	$103	$195	$200

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$259	$241	$287	$345	$544
Commercial mortgage loans	93	146	146	296	497
Commercial construction loans	—	2	31	85	156
Residential mortgage loans	51	94	165	237	275
Home Equity	79	93	93	53	54
Other consumer loans and leases	36	42	35	42	50

Total nonperforming loans and leases (including held for sale)	$518	$618	$757	$1,058	$1,576

Credit Charge-Offs ($ in millions)
Total losses charged-off	($542)	($679)	($637)	($837)	($1,314)
Total recoveries of losses charged-off	96	104	136	133	142

Total net losses charged-off	($446)	($575)	($501)	($704)	($1,172)

(a)	Excludes OREO related to government insured loans. The Bancorp has historically excluded government guaranteed loans classified in OREO from its nonperforming asset disclosures. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria will be reclassified to other receivables rather than OREO upon foreclosure.